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                                                                    EXHIBIT 10.7

                       AMENDMENT TO EMPLOYMENT AGREEMENT

          THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment"), dated as of October 15, 1999, between bamboo.com, Inc., a Delaware corporation (formerly known as Jutvision Corporation) (the "Company"), and Mark Searle, ("Employee"), amends the Amended and Restated Employment Agreement, dated as of January 25, 1999, between bamboo.com and Employee (the "Agreement").

          IN CONSIDERATION of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

          1.  Base Salary.  Effective October 1, 1999, the Base Salary set forth
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in Section 3 of the Agreement is increased to an annual rate of $230,000.

          2.  Miscellaneous.  Except as expressly amended hereby, the Agreement
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is, and shall remain, in full force and effect and each and every term and condition thereof is hereby confirmed, continued and ratified. All terms defined in the Agreement, except as otherwise defined herein, shall have the same meanings where used herein. This Amendment may not be altered, amended or modified in any way except by a writing signed by both parties. This Amendment may be executed by exchange of signature pages by facsimile and/or in any number of counterparts, each of which shall be an original as against the party whose signature appears thereon and all of which together shall constitute one and the same instrument.


          IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


BAMBOO.COM, INC.                             MARK SEARLE


By: /s/ Leonard B. McCurdy                   /s/ Mark Searle
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Name: Leonard B. McCurdy
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Title: Chairman and CEO
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